THE LAZARD FUNDS, INC.
Lazard Emerging Markets Equity Portfolio

Supplement to Current Statement of Additional Information

The following supplements the information in the Statement of Additional Information entitled "Management—Accounts Managed by the Portfolio Managers":

Portfolio Manager	Registered Investment Companies ($)	Other Pooled Investment Vehicles ($)	Other Accounts ($)
Ganesh Ramachandran†	3 (183.4 million)	2 (88.4 million)	2 (< 0.1 million)

† As of March 31, 2020.

The following supplements the information in the Statement of Additional Information entitled "Management—Ownership of Securities":

Portfolio/Portfolio Manager	Market Value of Portfolio Shares

Emerging Markets Equity Portfolio
Ganesh Ramachandran†	$100,001 - $500,000

†As of June 30, 2020

Dated: July 20, 2020